                                                              EXHIBIT (8)(a)(vi)

                                ADDENDUM NO. 30

                                       TO

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
              FORMERLY AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

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              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY
                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
                               AIG SUNAMERICA INC.
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
                       NORTH CENTRAL CARRIBEAN LIFE, LTD.
                      NORTH CENTRAL LIFE INSURANCE COMPANY
                        SUNAMERICA ASSET MANAGEMENT CORP.
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

     The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective January 1, 2002, in the following respects:

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     1.  The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A. I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
               FORMERLY AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                          MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.

                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY
                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
                               AIG SUNAMERICA INC.
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
                       NORTH CENTRAL CARRIBEAN LIFE, LTD.
                      NORTH CENTRAL LIFE INSURANCE COMPANY
                        SUNAMERICA ASSET MANAGEMENT CORP.
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           AGC LIFE INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "AGC Life Insurance Company."

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, by their duly authorized representatives this 1st day of January, 2002.


AMERICAN HOME ASSURANCE COMPANY           By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK             By:    /s/
                                             -----------------------------------

AIG RISK MANAGEMENT, INC                  By:    /s/
                                             -----------------------------------

BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                   By:    /s/
                                             -----------------------------------

COMMERCE AND INDUSTRY
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

DELAWARE AMERICAN LIFE
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

AIG LIFE INSURANCE COMPANY                By:    /s/
                                             -----------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                 By:    /s/
                                             -----------------------------------

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                     By:    /s/
                                             -----------------------------------

PACIFIC UNION ASSURANCE COMPANY           By:    /s/
                                             -----------------------------------

AIU NORTH AMERICA, INC.                   By:    /s/
                                             -----------------------------------

AIU INSURANCE COMPANY                     By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.               By:    /s/
                                             -----------------------------------

AIG HAWAII INSURANCE COMPANY INC.         By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                   By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                        By:    /s/
                                             -----------------------------------

NORTH AMERICAN MANAGERS, INC.             By:    /s/
                                             -----------------------------------

AMERICAN LIFE INSURANCE COMPANY           By:    /s/
                                             -----------------------------------

AIG NATIONAL INSURANCE COMPANY, INC.      By:    /s/
                                             -----------------------------------

AIG CLAIM SERVICES, INC.                  By:    /s/
                                             -----------------------------------

AIG GLOBAL TRADE & POLITICAL
RISK INSURANCE COMPANY                    By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                     By:    /s/
                                             -----------------------------------

AIG EQUITY SALES CORP.                    By:    /s/
                                             -----------------------------------

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                             By:    /s/
                                             -----------------------------------

A.I. CREDIT CORP.                         By:    /s/
                                             -----------------------------------

LEXINGTON INSURANCE COMPANY               By:    /s/
                                             -----------------------------------

LANDMARK INSURANCE COMPANY                By:    /s/
                                             -----------------------------------

NEW HAMPSHIRE INDEMNITY
COMPANY, INC.                             By:    /s/
                                             -----------------------------------

AIG ANNUITY INSURANCE COMPANY,
FORMERLY AMERICAN GENERAL
ANNUITY INSURANCE COMPANY                 By:    /s/
                                             -----------------------------------

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

FIRST SUNAMERICA LIFE
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                       By:    /s/
                                             -----------------------------------

MINNESOTA INSURANCE COMPANY               By:    /s/
                                             -----------------------------------

STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                             By:    /s/
                                             -----------------------------------

AMERICAN GENERAL ASSURANCE
COMPANY                                   By:    /s/
                                             -----------------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY                                   By:    /s/
                                             -----------------------------------

AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY                By:    /s/
                                             -----------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                         By:    /s/
                                             -----------------------------------

MERIT LIFE INSURANCE CO.                  By:    /s/
                                             -----------------------------------

USLIFE CREDIT LIFE INSURANCE COMPANY
OF ARIZONA                                By:    /s/
                                             -----------------------------------

YOSEMITE INSURANCE COMPANY                By:    /s/
                                             -----------------------------------

SUNAMERICA LIFE INSURANCE
COMPANY                                   By:    /s/
                                             -----------------------------------

AIG SUNAMERICA LIFE ASSURANCE
COMPANY                                   By:    /s/
                                             -----------------------------------

2929 ALLEN PARKWAY VENTURE, L.P.          By:    /s/
                                             -----------------------------------

AIG FIXED ANNUITY
MARKETING GROUP, INC.                     By:    /s/
                                             -----------------------------------

AMERICAN ATHLETIC CLUB, INC.              By:    /s/
                                             -----------------------------------

AMERICAN GENERAL ANNUITY
SERVICE CORPORATION                       By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
ASSIGNMENT CORPORATION                    By:    /s/
                                             -----------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                   By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
BANCASSURANCE SERVICES, INC.              By:    /s/
                                             -----------------------------------

AMERICAN GENERAL CORPORATION              By:    /s/
                                             -----------------------------------

AMERICAN GENERAL DISTRIBUTORS, INC.       By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
FINANCE CORPORATION                       By:    /s/
                                             -----------------------------------

AMERICAN GENERAL FINANCE, INC.            By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
FINANCIAL SERVICES, INC.                  By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
GATEWAY SERVICES, L.L.C.                  By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
INTERNATIONAL INVESTMENTS, INC.           By:    /s/
                                             -----------------------------------

AMERICAN GENERAL LIFE COMPANIES, LLC      By:    /s/
                                             -----------------------------------

AMERICAN GENERAL
REALTY INVESTMENT CORPORATION             By:    /s/
                                             -----------------------------------

KNICKERBOCKER CORPORATION                 By:    /s/
                                             -----------------------------------

PAVILIONS CORPORATION                     By:    /s/
                                             -----------------------------------

VALIC FINANCIAL ADVISORS, INC.            By:    /s/
                                             -----------------------------------

VALIC RETIREMENT SERVICES COMPANY         By:    /s/
                                             -----------------------------------

VALIC TRUST COMPANY                       By:    /s/
                                             -----------------------------------

AIG SUNAMERICA INC. (n/k/a AIG
Retirement Services, Inc.)                By:    /s/
                                             -----------------------------------

AMERICAN GENERAL INDEMNITY COMPANY        By:    /s/
                                             -----------------------------------

AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                   By:    /s/
                                             -----------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA              By:    /s/
                                             -----------------------------------

NORTH CENTRAL CARRIBEAN LIFE, LTD.        By:    /s/
                                             -----------------------------------

NORTH CENTRAL LIFE INSURANCE COMPANY      By:    /s/
                                             -----------------------------------

AIG SUNAMERICA ASSET MANAGEMENT CORP.     By:    /s/
                                             -----------------------------------

SUNAMERICA INVESTMENTS, INC.              By:    /s/
                                             -----------------------------------

AIG SUNAMERICA FINANCIAL, A DIVISION
OF SUNAMERICA LIFE INSURANCE COMPANY      By:    /s/
                                             -----------------------------------

AIG GLOBAL REAL ESTATE
INVESTMENT CORP.                          By:    /s/
                                             -----------------------------------

AUDUBON INDEMNITY COMPANY                 By:    /s/
                                             -----------------------------------

AUDUBON INSURANCE COMPANY                 By:    /s/
                                             -----------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF LOUISIANA                      By:    /s/
                                             -----------------------------------

AGC LIFE INSURANCE COMPANY                By:    /s/
                                             -----------------------------------

AMERICAN INTERNATIONAL GROUP, INC.        By:    /s/
                                             -----------------------------------